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                                                                    Exhibit 21.1





                             Suncoast Bancorp, Inc.


                                   Form 10-KSB


                     For Fiscal Year Ended December 31, 1999





                           Subsidiaries of Registrant

               Suncoast National Bank, incorporated under the laws
                              of the United States